POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date

SHELDON BROOKS           Director  January 30, 1996
Sheldon Brooks


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date


DONALD BRYAN             Director  February 1, 1996
Donald Bryan


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date



HARRY D. GARBER          Director  January 31, 1996
Harry D. Garber


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date


JOHN C. KERR, JR.        Director  January 30, 1996
John C. Kerr, Jr.


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date

RICHARD W. KLIPSTEIN     Director  February 8, 1996
Richard W. Klipstein


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Alan J. Bowers, Frank D. Casciano, Kathleen M. Koerber, and Kenneth A. Watson, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments to the Registration Statement for MBL Variable Contract Account-2 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Signature           Title     Date


FELIX SCHIRRIPA          Director  January 30, 1996
Felix Schirripa